Income Taxes (Tables)	12 Months Ended
Dec. 31, 2024
Income Taxes
Schedule of reconciliation of income taxes

A reconciliation of the Company’s total tax using the statutory income tax rate to the Company’s total tax using their effective income tax rate is as follows (in thousands):

	For the Year Ended
	December 31,
	2024	2023
Income tax at U.S. federal statutory rate	$(6,173)	$(3,643)
State taxes, net of federal benefit	—	—
Valuation allowance	5,735	3,604
Other	438	39
Total income tax	$—	$—

Schedule of components of deferred tax assets

The Company’s significant components of deferred tax assets are as follows (in thousands):

	As of December 31,
	2024	2023
Federal net operating loss carryforwards	$9,903	$7,235
Capitalized research and development expense	8,652	5,665
Tax credits	417	417
Other	180	100
Net deferred tax assets before valuation allowance	19,152	13,417
Valuation allowance	(19,152)	(13,417)
Net deferred tax assets after valuation allowance	$—	$—